POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Renee N. Tucei, Joram C. Salig, Richard H. Terzian and Eric K. Kawamura or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the First Nationwide Preferred Capital Corporation (which may be renamed California Federal Preferred Capital Corporation) (the "Company") Registration Statement on Form S-11 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Company or on behalf of the undersigned as a director or officer of the Company, and any amendments and supplements relating thereto including post-effective amendments and any additional registration statements relating to the same offering of securities filed pursuant to Rule 462(b) under the Securities Act and any instrument, contract, document or other writing of or in connection with the Registration Statement and any amendments and supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS HEREOF, the undersigned has signed these presents this 22nd day of November, 1996.


                                                /s/ Gerald J. Ford
                                                -----------------------
                                                Gerald J. Ford